UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549
                               ----------------

                                   FORM 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

                    Date of Report (Date of earliest Event
                         Reported): February 28, 2006

                   CHL Mortgage Pass-Through Trust 2006-OA5
                      (Exact name of the issuing entity)
          Commission File Number of the issuing entity: 333-125963-35

                                  CWMBS, Inc.
           (Exact name of the depositor as specified in its charter)
              Commission File Number of the depositor: 333-125963

                         Countrywide Home Loans, Inc.
            (Exact name of the sponsor as specified in its charter)

              Delaware                                95-4449516
              --------
     (State or Other Jurisdiction                  (I.R.S. Employer
    of Incorporation of the depositor)     Identification No. of the depositor)

4500 Park Granada
Calabasas, California                                     91302
---------------------                                   ---------
(Address of Principal                                  (Zip Code)
 Executive Offices of the depositor)

The depositor's telephone number, including area code (818) 225-3000
                                                      --------------

--------------------------------------------------------------------------------
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a- 12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8     Other Events
---------     ------------

Item 8.01     Other Events.
              ------------

On February 28, 2006, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of February 1, 2006 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, Countrywide Home Loans, Inc. ("CHL"), as a seller, Park Granada LLC, as a seller ("Park Granada"), Park Monaco Inc., as a seller ("Park Monaco"), Park Sienna LLC, as a seller ("Park Sienna"), Countrywide Home Loans Servicing LP, as master servicer (the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series 2006-OA5. The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.

On February 28, 2006, UBS Real Estate Securities Inc. entered into two interest rate corridor contracts ("Corridor Contracts"), as evidenced by two confirmations between UBS Real Estate Securities Inc. and UBS AG, London Branch (collectively, the "Confirmations"). The Confirmations are annexed hereto as Exhibit 99.2 and Exhibit 99.3, respectively.

On February 28, 2006, UBS Real Estate Securities Inc. entered into an assignment agreement (the "Assignment Agreement"), dated as of February 28, 2006, by and among UBS Real Estate Securities Inc., The Bank of New York, as Trustee of the Supplemental Interest Trust for CHL Mortgage Pass-Through Trust 2006-OA5 and UBS AG, London Branch, pursuant to which UBS Real Estate Securities Inc. assigned all of its rights and delegated all of its duties and obligations under the Corridor Contracts to the Trustee on behalf of the Supplemental Interest Trust. The Assignment Agreement is annexed hereto as
Exhibit 99.4.

On February 24, 2006, the Company entered into a Regulation AB Item 1115 agreement (the "Item 1115 Agreement"), dated as of February 24, 2006, by and among the Company, as depositor, CHL, CWALT, Inc. ("CWALT"), CWABS, Inc. ("CWABS"), CWHEQ, Inc. ("CWHEQ") and UBS AG, as counterparty (the "Counterparty"). The Item 1115 Agreement is annexed hereto as Exhibit 99.5.


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




Section 9     Financial Statements and Exhibits
---------     ---------------------------------

Item 9.01     Financial Statements and Exhibits.
              ---------------------------------

(a) Financial statements of businesses acquired.
    -------------------------------------------

         Not applicable.

(b) Pro forma financial information.
    -------------------------------

         Not applicable.

(c) Shell Company Transactions.
    --------------------------

(d) Exhibits.
    --------

Exhibit No. Description
----------

   99.1 The Pooling and Servicing Agreement, dated as of February 1, 2006, by and among the Company, the Sellers, the Master Servicer and the Trustee.

   99.2 The Confirmation, dated as of February 28, 2006, between the Counterparty and UBS Real Estate Securities Inc..

   99.3 The Confirmation, dated as of February 28, 2006, between the Counterparty and UBS Real Estate Securities Inc.

   99.4 The Assignment Agreement, dated as of February 28, 2006, by and among UBS Real Estate Securities Inc., the Trustee and the Counterparty.

   99.5 The Item 1115 Agreement, dated as of February 24, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.

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



                                  SIGNATURES


      Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                      CWMBS, INC.



                                                      By: /s/ Darren Bigby
                                                         --------------------
                                                      Darren Bigby
                                                      Vice President



Dated:  March 15, 2006


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

                                 Exhibit Index
                                 -------------

Exhibit
-------

99.1 Pooling and Servicing Agreement, dated as of February 1, 2006, by and among, the Company, the Sellers, the Master Servicer and the Trustee.

99.2 The Confirmation, dated as of February 28, 2006, between the Counterparty and UBS Real Estate Securities Inc.

99.3 The Confirmation, dated as of February 28, 2006, between the Counterparty and UBS Real Estate Securities Inc.

99.4 The Assignment Agreement, dated as of February 28, 2006, by and among UBS Real Estate Securities Inc., the Trustee and the Counterparty.

99.5 The Item 1115 Agreement, dated as of February 24, 2006, by and among the Company, CHL, CWALT, CWABS, CWHEQ and the Counterparty.



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